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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.

       Date of report (Date of earliest event reported): NOVEMBER 5, 1999

                          Commission File No. 0-24833


                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                     95-4763404
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(State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
 Incorporation or Organization)


   100, 6 Morgan, Irvine, California                                   92618
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(Address of principal executive offices)                             (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS


     As previously reported in the Current Report on Form 8-K dated November 5, 1999 and filed by the Registrant on November 23, 1999 (the "Initial Report"), the Registrant completed its previously announced acquisition of CN Networks, Inc. ("CNI"). Pursuant to the acquisition, CNI's shareholders received $3.9 million in cash and 1,181,816 shares of the Registrant's common stock. The Agreement and Plan of Reorganization and Merger dated September 7, 1999 (the "Acquisition Agreement") pursuant to which this acquisition was completed is attached as an exhibit to the Initial Report. The Acquisition Agreement was amended to provide that the acquisition would be effected no later than November 9, 1999 and to clarify certain terms of the Acquisition Agreement. This amendment to the Acquisition Agreement is also attached as an exhibit to the Initial Report and is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     Audited financial statements for CNI as at December 31, 1998 and for the years ended December 31, 1997 and 1998 and unaudited financial statements for CNI as at September 30, 1999 and for the nine month periods ended September 30, 1998 and 1999 were provided in the Current Report on Form 8-K filed by the Registrant on November 23, 1999.

(b)  PRO FORMA FINANCIAL INFORMATION:

     Pro forma financial information was not included in the Initial Report, nor is it included with this Current Report on Form 8-K/A. Unaudited pro forma financial statements showing the combination of the Registrant with CNI as at December 31, 1998 and for the year ended December 31, 1998 and as at September 30, 1999 and for the nine months ended September 30, 1999 will be provided in a subsequent filing which the Registrant intends to file on or before December 31, 1999.


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(c)  EXHIBITS:

     2.1 Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Distribution Corp., a Colorado corporation, FutureLink Pleasanton Acquisition Corp., a Delaware corporation and CN Networks, Inc., among others.*

     2.2 Amending Agreement dated October 31, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Pleasanton Acquisition Corp., a Delaware corporation and CN Networks, Inc., among others.*

     23.1 Consent of Moreland & Davis, the independent auditors of CN Networks, Inc.

     99.1  News Release of the Registrant dated November 8, 1999.*

     99.2  News Release of the Registrant dated November 18, 1999.*


     * Note: These Exhibits are attached to the Current Report on Form 8-K dated November 5, 1999 which was filed by the Registrant on November 23, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


  FUTURELINK CORP.



  By: [signed: K.B. Scott]                               Date:  December 1, 1999
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      Kyle B.A. Scott, Secretary



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                                 EXHIBIT INDEX

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                                                                     Sequentially
Exhibit No.                    Description                           Numbered Page
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

23.1 Consent of Moreland & Davis, the independent auditors of CN Networks, Inc.

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